As revised on April 2, 2007

Additions are shown in underlined bold type

Deletions are shown in [bracketed italics]

STAAR SURGICAL COMPANY

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.	MEMBERSHIP

A.	The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) shall meet the requirements of the Sarbanes-Oxley Act (the “Act”) and applicable rules of the National Association of Securities Dealers (the “NASD”) and the Securities and Exchange Commission (the “SEC”).

B.	No member of the Committee shall receive compensation other than director’s fees and benefits for service as a director of the Company, including reasonable compensation for Chairing and/or serving on the Committee.

C.	Any member of the audit committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Audit Committee on ceasing to be a Director.

II.	PURPOSE

A.	The Committee serves as the representative of the Board for the general oversight of Company affairs relating to:

i.	The quality and integrity of the Company’s financial statements.

ii.	The independent auditor’s qualifications and independence, and

iii.	The performance of the Company’s independent auditors.

B.	Through its activities, the Committee facilitates open communication among directors, independent auditors, and management by meeting in private session regularly with these parties.

III.	MEETING AND PROCEDURES

A.	The Committee shall meet in person or by telephone at least quarterly.

B.	It shall endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with Company policies and legal requirements.

C.	The Committee shall be given full access to the Board Chairman, Company executives and independent auditors. When any audit has been prepared by a registered public accounting firm for the Company, the Committee shall timely receive a report from such firm on (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officers of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and company management, such as any management letter or schedule of unadjusted differences.

D.	A majority of the members shall constitute a quorum.

IV.	RESPONSIBILITIES

A.	The Committee shall:

i.	Have the sole authority to appoint, compensate, oversee, evaluate and, where appropriate, replace the independent auditor.

ii.	Annually review and approve the proposed scope of each fiscal year’s outside audit.

iii.	Review and, if appropriate, approve in advance any audit and non-audit services and fees to be provided by the Company’s independent auditor, other than “prohibited nonauditing services” and minor audit services, each as specified in the Act. The Committee has the sole authority to make these approvals, although such approval may be delegated to any committee member so long as the approval is presented to the full Committee at a later time. In approving non-audit services, the Committee shall consider whether the engagement has any potential to compromise the independence of the independent auditor, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services.

iv.	Inform each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee.

v.	Oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work.

vi.	At, or shortly after the end of each fiscal year, review with the independent auditor and Company management, the audited financial statements and related opinion and costs of the audit for that year.

viii.	Provide any recommendations, certifications and reports that may be required by the NASD or the SEC including the report of the Committee that must be included in the Company’s annual proxy statement.

ix.	Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor.

x.	Establish and oversee procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

xi.	Have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Company shall provide for appropriate funding as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisors employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report. xii. Ensure the rotation of the lead audit partner at least every five years. xiii. Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company and that the firm meets all legal and professional requirements for independence.

xiv.	Discuss with management [and the independent auditor] the Company’s policies with respect to risk assessment and risk management.

xv.	Meet separately, and periodically, with management and with the independent auditor.

xvi.	In consultation with [the independent auditor and ]management, review the integrity of the Company’s financial reporting process.

xvii.	Review with the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”) on an annual basis the Company’s disclosure controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.

xviii.	Review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters, and all other items required by law.

xix.	Verify that the policies of the Audit Committee regarding hiring of employees or former employees of the independent auditor have been met. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the Company if the CEO, Controller, CFO, Chief Accounting Officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

xx.	Report regularly to the Board of Directors. Such report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

xxi.	Perform a review and evaluation, at least annually, of the performance of the Committee. The Audit Committee shall solicit feedback from the Board, CEO, CFO, and the external auditor on specific opportunities to improve Audit Committee effectiveness. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to the Charter that the Committee considers necessary or valuable. The Committee shall conduct evaluations and reviews in such a manner as it deems appropriate.

xxii.	Review periodically the effect of accounting initiatives on the financial statements of the Company.

xxiii.	At least annually, receive a report by the external auditors describing any material issues raised by the most recent internal quality control review by the local practice office or by any inquiry or investigation by governmental or professional authorities of the local practice office, within the preceding two years, and steps taken to address any such issues. The report shall also include any similar matters pertaining to offices other than the local practice office, to the extent the audit partner is aware of such matters.

xxiv.	Discuss with management an outline of press releases or announcements regarding results of operations as well as general policies on earnings guidance to be provided to analysts, rating agencies, and the general public. Review any relevant items with management and the Company’s independent auditors prior to release of any such press releases or earnings guidance including the use of “proforma” or “adjusted” non-GAAP information. The review shall be with the Chairman of the Audit Committee or the full Committee, as may be appropriate.

B.	Management is responsible for preparing the financial statements for the Company completely, accurately and in accordance with generally accepted accounting principles.

C.	The independent auditors are responsible for performing an audit of the Company’s financial statements and reporting on the effectiveness of the internal controls over financial reporting in accordance with the [auditing] standards of the U.S. Public Company Accounting Oversight Board. [generally accepted in the United States and expressing an opinion on whether the Company’s financial statements present fairly, in all material aspects, the Company’s financial condition and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.]